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                                                               (Ameriprise logo)

                    PROSPECTUS SUPPLEMENT -- MARCH 13, 2008

AMERIPRISE CERTIFICATES (APRIL 25, 2007) S-6000 AA

For Ameriprise Market Strategy and Ameriprise Stock Market Certificates:

Effective for sales on or after March 26, 2008, and for initial terms beginning on or after April 2, 2008, your initial maximum return will be within the range of 4% to 5%, and your minimum guaranteed interest rate on partial participation will be within the range of 0% to 1%.

If you have received a special promotional rate for your first term of the Ameriprise Stock Market Certificate, then your maximum return for your first term will be within the range of 5% and 6%.

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S-6000-6 A (3/08)